Exhibit 32(b)






                         CERTIFICATION OF CHIEF FINANCIAL OFFICER


              Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     The undersigned, George F. Slook, Vice President, Finance of Sears Roebuck Acceptance Corp. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended
June 28,  2003 (the ''Report'').

The undersigned hereby certifies that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, the undersigned has executed this certification as of the 6th day of August, 2003.


By: /S/George F. Slook
    __________________
    George F. Slook
    Vice President, Finance





A signed original of this written statement required by Section 906 has been provided to Sears Roebuck Acceptance Corp. and will be retained by Sears Roebuck Acceptance Corp. and furnished to the Securities and Exchange Commission or its staff upon request.












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